UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

current report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 25, 2024

SELECT MEDICAL HOLDINGS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-34465	20-1764048
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4714 Gettysburg Road, P.O. Box 2034

Mechanicsburg, PA 17055

(Address of principal executive offices)  (Zip Code)

(717) 972-1100

(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SEM	New York Stock Exchange (NYSE)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether either registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if either registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amendment to 2020 Equity Incentive Plan

The annual meeting of stockholders (the “Annual Meeting”) of the Company was held on April 25, 2024. At the Annual Meeting, the stockholders of Select Medical Holdings Corporation (the “Company”), upon recommendation of the Board of Directors of the Company (the “Board”) approved an amendment to the Company’s 2020 Equity Incentive Plan (the “Plan”) to increase the total share reserve under the Plan to 5,925,000 shares and add a minimum vesting period of one year for awards granted under the Plan, with exceptions for (i) awards granted for up to an aggregate of five percent of the maximum number of shares authorized for issuance under the Plan and (ii) acceleration of vesting of awards in the case of certain qualifying terminations of employment and in the event of certain corporate transactions at the Company’s Human Capital and Compensation Committee’s discretion.

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the text of the Plan, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference. A more detailed summary of the amendment to the Plan can be found in the “Approval of an Amendment to the Company’s 2020 Equity Incentive Plan—Proposal #3” in the definitive proxy statement for the Company’s 2024 annual meeting of stockholders filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 15, 2024 (the “2024 Proxy Statement”), which description is incorporated by reference herein.

Item 5.03	Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Annual Meeting, the Company’s stockholders approved an amendment to the Amended and Restated Certificate of Incorporation (the “Charter”), providing limited exculpation to covered officers in order to align with new Delaware law provisions. The amendment of Charter exculpates the Company’s officers from monetary liability for certain fiduciary duty breaches, to the extent permitted by Section 102(b)(7) of the Delaware General Corporation Law.

A description of the amendment can be found in “Approval of Amendment to the Amended and Restated Certificate of Incorporation to Include New Delaware Law Provisions Regarding Officer Exculpation—Proposal #5”in the Proxy Statement. The amendment of Charter became effective upon the filing of a certificate of amendment with the Delaware Secretary of State on April 26, 2024.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the Company’s stockholders approved seven proposals. The proposals below are described in the Company’s definitive proxy statement dated March 15, 2024. The results are as follows:

Proposal 1: The Election of Three Class III Directors to the Board of Directors

Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
James S. Ely III	102,880,768	18,037,258	28,732	2,545,553
Rocco A. Ortenzio	114,949,540	5,968,478	28,740	2,545,553
Thomas A. Scully	114,375,405	6,542,501	28,852	2,545,553

Proposal 2: Non-Binding Advisory Vote on the Compensation of the Company’s Named Executive Officers

Votes For	Votes Against	Abstentions	Broker Non-Votes
106,777,980	14,125,946	42,832	2,545,553

Proposal 3: Approval of Amendment to the Company’s 2020 Equity Incentive Plan to Increase the Total Share Reserve and Add a Minimum Vesting Period

Votes For	Votes Against	Abstentions	Broker Non-Votes
119,196,980	1,718,471	31,307	2,545,553

Proposal 4: Ratification of the Appointment of PricewaterhouseCoopers LLP as the Company’s Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2024

Votes For	Votes Against	Abstentions	Broker Non-Votes
122,477,547	987,844	26,920	0

Proposal 5: Approval of Amendment to the Company’s Amended and Restated Certificate of Incorporation To Permit the Exculpation of Officers of the Company

Votes For	Votes Against	Abstentions	Broker Non-Votes
116,474,404	4,352,165	119,189	2,545,553

Proposal 6: Non-Binding Advisory Vote on Stockholder’s Simple Majority Proposal

Votes For	Votes Against	Abstentions	Broker Non-Votes
74,680,241	46,242,865	23,652	2,545,553

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Certificate of Amendment to Certificate of Incorporation of Select Medical Holdings Corporation (filed herewith)
10.1	Amendment to the 2020 Equity Incentive Plan of Select Medical Holdings Corporation (filed herewith)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned, thereunto duly authorized.

SELECT MEDICAL HOLDINGS CORPORATION

Date: April 26, 2024	By:	/s/ Michael E. Tarvin
Michael E. Tarvin
Executive Vice President, General Counsel and Secretary